DEED OF AMENDMENT TO LOAN AGREEMENT

THIS DEED OF AMENDMENT, dated as of 16 September, 2009 (this "**Amendment**"), is made between **BAO SHUN SHIPPING S.A.**, a corporation organised and existing under the laws of the Republic of Panama, whose Registered Agent is International Shipping Bureau, Global Plaza Tower, 20th Floor, 50th Street, Suite E, Panama City, Republic of Panama (the **"Borrower"**) and **DIALEASE MARITIME S.A.**, a corporation organised and existing under the laws of the Republic of Panama, whose Registered Agent there is the law firm Morgan & Morgan, 53rd E Street, Urbanizacion Marbella, MMG Tower, 16th Floor, Panama, Republic of Panama (the **"Lender"**).

RECITALS

A. The Borrower and the Lender are parties to a loan agreement dated 18 August, 2009 (the "**Loan Agreement**").

B. The Borrower and Lender agree to amend the Loan Agreement as set forth herein.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

1. CONSTRUCTION

1.1 Subject to clause 2 hereof, all capitalised terms used in this Amendment shall have the meanings given to them in the Loan Agreement.

1.2 Clause 1.2 of the Loan Agreement is deemed to be set out in full in this Amendment, as if references in that clause to the Loan Agreement were references to this Amendment.

2. AMENDMENT

Upon fulfillment of the condition set forth in clause 4 hereof, the Loan Agreement and the other Finance Documents shall be amended as follows:

2.1 Each reference to "**T.T.M. Rate**" shall mean the rate of USD 1 to JPY 91.18, being the telegraphic transfer middle rate for USD to JPY as fixed on 16 September, 2009;

2.2 Each reference to "**Commitment Amount**" shall mean One Thousand Three Hundred Twenty One Million One Hundred Ninety Eight Thousand and Two Hundred Japanese Yen (¥1,321,198,200); and

2.2 Schedule 3 to the Loan Agreement shall be deleted in its entirety and replaced by the new Schedule 3 attached to this Amendment as Exhibit 1.

3. REPRESENTATIONS

The Borrower represents and warrants to the Lender that:

3.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by existing board resolutions or other necessary corporate action and are not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, Certificate of Incorporation or By-laws or other charter documents, or of any material agreement or undertaking to which it is a party or by which it is bound.

3.2 This Amendment is a legal, valid and binding obligation on the Borrower, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by

general principles of equity.

3.3 After giving effect to the amendments contained herein, the representations and warranties contained in clause 11 of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

3.4 After giving effect to the amendments contained herein, no Event of Default shall exist or have occurred and be continuing on the date hereof.

4. CONDITIONS OF EFFECTIVENESS

This Amendment shall become effective as of the date hereof when both the Borrower and the Lender have signed this Amendment.

5. MISCELLANEOUS

5.1 References in the Loan Agreement or in any other Finance Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

5.2 Except as expressly amended hereby, the Borrower agrees that the Loan Agreement and the other Finance Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

6. GOVERNING LAW

6.1 This Amendment (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this Agreement or its formation) shall be governed by, and construed in all respects in accordance with the laws of England.

6.2 The Borrower hereby irrevocably submits to the jurisdiction of the courts of England for the purpose of hearing and determining any dispute arising out of this Amendment and for the purpose of enforcement of any judgment against its assets and in any action or proceeding arising out of or relating to this Amendment, and the Borrower hereby irrevocably waives the defence of *forum non conveniens* with regard to the maintenance of such action or proceedings.

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

EXECUTED AS A DEED BY
BAO SHUN SHIPPING S.A

By: ....
Li Honglin
Director and President

EXECUTED AS A DEED BY
DIALEASE MARITIME S.A.

By: ....
Kazuo Shibayama
Director and President

EXHIBIT 1

Repayment Schedule

Time	Date	Principal Repayment	Loan Balance
	2009/09/24		¥1,321,198,200
1	2009/10/24	¥10,009,103	¥1,311,189,097
2	2009/11/24	¥10,009,103	¥1,301,179,994
3	2009/12/24	¥10,009,103	¥1,291,170,891
4	2010/01/24	¥10,009,103	¥1,281,161,788
5	2010/02/24	¥10,009,103	¥1,271,152,685
6	2010/03/24	¥10,009,103	¥1,261,143,582
7	2010/04/24	¥10,009,103	¥1,251,134,479
8	2010/05/24	¥10,009,103	¥1,241,125,376
9	2010/06/24	¥10,009,103	¥1,231,116,273
10	2010/07/24	¥10,009,103	¥1,221,107,170
11	2010/08/24	¥10,009,103	¥1,211,098,067
12	2010/09/24	¥10,009,103	¥1,201,088,964
13	2010/10/24	¥10,009,103	¥1,191,079,861
14	2010/11/24	¥10,009,103	¥1,181,070,758
15	2010/12/24	¥10,009,103	¥1,171,061,655
16	2011/01/24	¥10,009,103	¥1,161,052,552
17	2011/02/24	¥10,009,103	¥1,151,043,449
18	2011/03/24	¥10,009,103	¥1,141,034,346
19	2011/04/24	¥10,009,103	¥1,131,025,243
20	2011/05/24	¥10,009,103	¥1,121,016,140
21	2011/06/24	¥10,009,103	¥1,111,007,037
22	2011/07/24	¥10,009,103	¥1,100,997,934
23	2011/08/24	¥10,009,103	¥1,090,988,831
24	2011/09/24	¥10,009,103	¥1,080,979,728
25	2011/10/24	¥10,009,103	¥1,070,970,625
26	2011/11/24	¥10,009,103	¥1,060,961,522
27	2011/12/24	¥10,009,103	¥1,050,952,419
28	2012/01/24	¥10,009,103	¥1,040,943,316
29	2012/02/24	¥10,009,103	¥1,030,934,213
30	2012/03/24	¥10,009,103	¥1,020,925,110
31	2012/04/24	¥10,009,103	¥1,010,916,007
32	2012/05/24	¥10,009,103	¥1,000,906,904
33	2012/06/24	¥10,009,103	¥990,897,801
34	2012/07/24	¥10,009,103	¥980,888,698
35	2012/08/24	¥10,009,103	¥970,879,595
36	2012/09/24	¥10,009,103	¥960,870,492
37	2012/10/24	¥10,009,103	¥950,861,389
38	2012/11/24	¥10,009,103	¥940,852,286
39	2012/12/24	¥10,009,103	¥930,843,183
40	2013/01/24	¥10,009,103	¥920,834,080
41	2013/02/24	¥10,009,103	¥910,824,977
42	2013/03/24	¥10,009,103	¥900,815,874

43	2013/04/24	¥10,009,103	¥890,806,771
44	2013/05/24	¥10,009,103	¥880,797,668
45	2013/06/24	¥10,009,103	¥870,788,565
46	2013/07/24	¥10,009,103	¥860,779,462
47	2013/08/24	¥10,009,103	¥850,770,359
48	2013/09/24	¥10,009,103	¥840,761,256
49	2013/10/24	¥10,009,103	¥830,752,153
50	2013/11/24	¥10,009,103	¥820,743,050
51	2013/12/24	¥10,009,103	¥810,733,947
52	2014/01/24	¥10,009,103	¥800,724,844
53	2014/02/24	¥10,009,103	¥790,715,741
54	2014/03/24	¥10,009,103	¥780,706,638
55	2014/04/24	¥10,009,103	¥770,697,535
56	2014/05/24	¥10,009,103	¥760,688,432
57	2014/06/24	¥10,009,103	¥750,679,329
58	2014/07/24	¥10,009,103	¥740,670,226
59	2014/08/24	¥10,009,103	¥730,661,123
60	2014/09/24	¥10,009,103	¥720,652,020
61	2014/10/24	¥10,009,103	¥710,642,917
62	2014/11/24	¥10,009,103	¥700,633,814
63	2014/12/24	¥10,009,103	¥690,624,711
64	2015/01/24	¥10,009,103	¥680,615,608
65	2015/02/24	¥10,009,103	¥670,606,505
66	2015/03/24	¥10,009,103	¥660,597,402
67	2015/04/24	¥10,009,103	¥650,588,299
68	2015/05/24	¥10,009,103	¥640,579,196
69	2015/06/24	¥10,009,103	¥630,570,093
70	2015/07/24	¥10,009,103	¥620,560,990
71	2015/08/24	¥10,009,103	¥610,551,887
72	2015/09/24	¥10,009,103	¥600,542,784
73	2015/10/24	¥10,009,103	¥590,533,681
74	2015/11/24	¥10,009,103	¥580,524,578
75	2015/12/24	¥10,009,103	¥570,515,475
76	2016/01/24	¥10,009,103	¥560,506,372
77	2016/02/24	¥10,009,103	¥550,497,269
78	2016/03/24	¥10,009,103	¥540,488,166
79	2016/04/24	¥10,009,103	¥530,479,063
80	2016/05/24	¥10,009,103	¥520,469,960
81	2016/06/24	¥10,009,103	¥510,460,857
82	2016/07/24	¥10,009,103	¥500,451,754
83	2016/08/24	¥10,009,103	¥490,442,651
84	2016/09/24	¥10,009,103	¥480,433,548
	2016/09/24	¥480,433,548	¥0